UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 6, 2013

ZAP
(Exact name of Registrant as specified in its charter)

California	03-03000	94-3210624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Fourth Street Santa Rosa, CA	95401
(Address of Principal Executive Offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment amends and restates the Current Report on Form 8-K filed by the Company on August 9, 2013 disclosing the results of  the shareholder vote at the Company’s annual meeting held August 7, 2013.

Section 5 - Corporate Governance and Management

Item 5.07            Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held August 7, 2013, the shareholders approved a three-year frequency cycle  for the advisory vote on named executive compensation. The Company will abide by the shareholders’ preference on the frequency of such advisory votes and hold such advisory vote every three years.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: August 13, 2013	By:	/s/ Charles Schillings
Charles Schillings
Chief Executive Officer

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